SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
_____________

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 25, 2005
Date of Report (Date of earliest event reported)

____________

ACACIA RESEARCH CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26068 (Commission File Number)	95-4405754 (I.R.S. Employer Identification No.)

500 Newport Center Drive,
Newport Beach, California 92660
(Address of Principal Executive Offices)

(949) 480-8300
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

ITEM 7.01. REGULATION FD DISCLOSURE

On August 25, 2005, Acacia Research Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACACIA RESEARCH CORPORATION

Date: August 25, 2005	By:	/s/ Paul R. Ryan
Name: Paul R. Ryan Title: Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number          Description

99.1	Press Release dated August 25, 2005, of the Registrant.